Exhibit 10.15

                              INDEMNIFICATION AGREEMENT


     AGREEMENT between Belden Inc., a Delaware corporation (the "Company"), and Christopher I. Byrnes (the "Indemnitee").

     WHEREAS, it is essential to the Company to retain and attract as directors, officers and representatives the most capable persons available; and

     WHEREAS, Indemnitee is a director, officer or representative of the Company; and

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and representatives of public companies in today's environment; and

     WHEREAS, the Articles of Incorporation of the Company and the Delaware General Corporation Law each provide that the indemnification provided therein shall not be exclusive; and

     WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

     NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        (a) Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding
     Voting Securities without the prior approval of the Board of Directors, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting

     Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

        (b) Claim shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

        (c) Expenses shall mean include all costs, expenses (including attorneys' fees) and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal) or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (d) Judgments shall mean judgments, fines, penalties and amounts paid in settlement that are paid or payable in connection with any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (e) Indemnifiable Event shall mean any event or occurrence related to the fact that Indemnitee is or was a director, director nominee, officer or representative of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, agent or representative of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

        (f) Reviewing Party shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special, independent counsel referred to in Section 3) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

        (g) Voting Securities shall mean any securities of the Company that vote generally in the election of directors.

2.   Scope of Indemnification.

        (a) Indemnification for Judgments and Expenses. In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of)



     an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses and Judgments arising from or relating to such Claim. Except as otherwise provided in Section 2(b), such indemnification shall be made as soon as practicable, but in any event not later than thirty (30) days, after written demand therefor is presented to the Company by or on behalf of the Indemnitee.

        (b) Indemnification and Advance Payment of Expenses. Any and all Expenses and any and all expenses referred to in Section 2(c) shall be paid by the Company promptly as they are incurred by Indemnitee (any such payment of expenses by the Company is hereinafter referred to as an "Expense Advance"). Indemnitee shall be obligated, and hereby agrees, to repay the amount of Expenses so paid only to the extent that it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or violate the law or undertaken with reckless disregard for the best interests of the Company. Indemnitee hereby further agrees to cooperate reasonably with the Company concerning any Claim.

        (c) Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification of Expenses or Judgments or advance payment of Expenses by the Company under this Agreement or under any other agreement, the Company's articles, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events and
     (ii) recovery under any directors' and officers' liability insurance policy or policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

        (d) Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Judgments and Expenses arising from or relating to a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        (e) Indemnification of Successful Defense Expenses.
     Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.


3.   Reviewing Party Determinations.

        (a) General Rules. Notwithstanding the provisions of Section 2, the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a



     written opinion, in any case in which the special, independent counsel referred to in Section 4 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed) and any such determination by the Reviewing Party shall be modified, to the extent necessary, to conform to such final judicial determination.

        (b) Selection of Reviewing Party. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors. If there has been such a Change in Control, the Reviewing Party shall be the special, independent counsel referred to in Section 4 hereof.

        (c) Judicial Review. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantially would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

        (d) Burden of Proof. In connection with any determination by the Reviewing Party pursuant to Section 3(a), or by a court of competent jurisdiction pursuant to Section 3(c) or otherwise, as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish by clear and convincing evidence that Indemnitee is not so entitled.

4. Change in Control. The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments under this Agreement or under any other agreement, the Company's Certificate of Incorporation, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with such matters); provided, however, a majority of the Company's Board of Directors, which majority were directors immediately prior to such Change in Control, may waive this requirement. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.




5. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Nonexclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may now or hereafter have to indemnification by the Company. More specifically, the Parties intend that Indemnitee shall be entitled to indemnification to the maximum extent permitted by any or all of the following:

        (a) The fullest benefits provided by the Company's
     Certificate of Incorporation and By-Laws or their equivalent of the Company in effect at the time the Indemnifiable Event occurs or at the time Expenses are incurred by Indemnitee;

        (b) The fullest benefits allowable under Delaware law in effect at the date hereof or as the same may be amended to the extent that such benefits are increased thereby;

        (c) The fullest benefits allowable under the law of the jurisdiction under which the Company exists at the time the Indemnifiable Event occurs or at the time Expenses are incurred by the Indemnitee; and

        (d) Such other benefits as are or may be otherwise available to Indemnitee pursuant to this Agreement, any other agreement or otherwise.

     The parties intend that combination of two or more of the benefits referred to in (a) through (d) shall be available to Indemnitee to the extent that the document or law providing for such benefits does not require that the benefits provided therein be exclusive of other benefits. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain all such benefits to which Indemnitee is entitled.

7. Liability Insurance. The rights of the Indemnitee hereunder shall also be in addition to any other rights Indemnitee may now or hereafter have under policies of insurance maintained by the Company or otherwise. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director, officer or representative.

     The Company shall maintain such insurance coverage for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a basis acceptable to the Company. In the event that such insurance becomes unavailable in the amount of the present policy limits or in the present scope of coverage at premium costs and on other terms acceptable to the Company, then the Company may forego maintenance of all or a portion




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     of such insurance coverage. However, in the event of any reduction in
     (or cancellation of) such insurance coverage (whether voluntary or involuntary), the Company shall, and hereby agrees to, stand as a self-insurer with respect to the coverage, or portion thereof, not retained, and shall indemnify the Indemnitee against any loss arising out of the reduction in or cancellation of such insurance coverage.

8. Escrow Fund. As collateral security for its obligations hereunder (including specifically its indemnity obligations [other than Judgments] and other obligations pursuant to Sections 2,6 and 7) and under similar agreements with other directors, officers and representatives, in the event of a Change in Control, the Company shall dedicate and maintain, for a period of five years following the Change of Control, an escrow account in the aggregate of ten million dollars ($10,000,000) by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in said amount (the "Escrow Reserve"). The Company shall promptly following establishment of the Escrow Reserve provide Indemnitee with a true and complete copy of the agreement relating to the establishment and operation of the Escrow Reserve, together with such additional documentation or information with respect to the Escrow Reserve as Indemnitee may from time to time reasonably request. The Company shall promptly following establishment of the Escrow Reserve deliver an executed copy of this Agreement to the escrow agent for the Escrow Reserve to evidence to that agent that Indemnitee is a beneficiary of that Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

10. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions thereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

12. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made




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     against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, article or otherwise) of the amounts otherwise indemnifiable hereunder.

13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer or representative of the Company of or any other enterprise at the Company's request.

14. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.






































Executed and effective as of this 14th day of November, 1995.


                              BELDEN INC.




                              By     /s/ C. Baker Cunningham
                              Name:  C. Baker Cunningham
                              Title:  Chairman, President and Chief
                                     Executive Officer
                              Date:

                              INDEMNITEE:




                              By     /s/ Christopher I. Byrnes
                              Name:  Christopher I. Byrnes
                              Title:
                              Date:




































                    INDEMNIFICATION AGREEMENT


     AGREEMENT between Belden Inc., a Delaware corporation (the "Company"), and Bernard G. Rethore (the "Indemnitee").

     WHEREAS, it is essential to the Company to retain and attract as directors, officers and representatives the most capable persons available; and

     WHEREAS, Indemnitee is a director, officer or representative of the Company; and

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and representatives of public companies in today's environment; and

     WHEREAS, the Articles of Incorporation of the Company and the Delaware General Corporation Law each provide that the indemnification provided therein shall not be exclusive; and

     WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

     NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        (a) Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding
     Voting Securities without the prior approval of the Board of Directors, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting

     Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

        (b) Claim shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

        (c) Expenses shall mean include all costs, expenses (including attorneys' fees) and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal) or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (d) Judgments shall mean judgments, fines, penalties and amounts paid in settlement that are paid or payable in connection with any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (e) Indemnifiable Event shall mean any event or occurrence related to the fact that Indemnitee is or was a director, director nominee, officer or representative of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, agent or representative of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

        (f) Reviewing Party shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special, independent counsel referred to in Section 3) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

        (g) Voting Securities shall mean any securities of the Company that vote generally in the election of directors.

2.   Scope of Indemnification.

        (a) Indemnification for Judgments and Expenses. In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of)



     an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses and Judgments arising from or relating to such Claim. Except as otherwise provided in Section 2(b), such indemnification shall be made as soon as practicable, but in any event not later than thirty (30) days, after written demand therefor is presented to the Company by or on behalf of the Indemnitee.

        (b) Indemnification and Advance Payment of Expenses. Any and all Expenses and any and all expenses referred to in Section 2(c) shall be paid by the Company promptly as they are incurred by Indemnitee (any such payment of expenses by the Company is hereinafter referred to as an "Expense Advance"). Indemnitee shall be obligated, and hereby agrees, to repay the amount of Expenses so paid only to the extent that it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or violate the law or undertaken with reckless disregard for the best interests of the Company. Indemnitee hereby further agrees to cooperate reasonably with the Company concerning any Claim.

        (c) Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification of Expenses or Judgments or advance payment of Expenses by the Company under this Agreement or under any other agreement, the Company's articles, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events and
     (ii) recovery under any directors' and officers' liability insurance policy or policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

        (d) Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Judgments and Expenses arising from or relating to a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        (e) Indemnification of Successful Defense Expenses.
     Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.


3.   Reviewing Party Determinations.

        (a) General Rules. Notwithstanding the provisions of Section 2, the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a



     written opinion, in any case in which the special, independent counsel referred to in Section 4 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed) and any such determination by the Reviewing Party shall be modified, to the extent necessary, to conform to such final judicial determination.

        (b) Selection of Reviewing Party. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors. If there has been such a Change in Control, the Reviewing Party shall be the special, independent counsel referred to in Section 4 hereof.

        (c) Judicial Review. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantially would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

        (d) Burden of Proof. In connection with any determination by the Reviewing Party pursuant to Section 3(a), or by a court of competent jurisdiction pursuant to Section 3(c) or otherwise, as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish by clear and convincing evidence that Indemnitee is not so entitled.

4. Change in Control. The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments under this Agreement or under any other agreement, the Company's Certificate of Incorporation, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with such matters); provided, however, a majority of the Company's Board of Directors, which majority were directors immediately prior to such Change in Control, may waive this requirement. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.




5. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Nonexclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may now or hereafter have to indemnification by the Company. More specifically, the Parties intend that Indemnitee shall be entitled to indemnification to the maximum extent permitted by any or all of the following:

        (a) The fullest benefits provided by the Company's
     Certificate of Incorporation and By-Laws or their equivalent of the Company in effect at the time the Indemnifiable Event occurs or at the time Expenses are incurred by Indemnitee;

        (b) The fullest benefits allowable under Delaware law in effect at the date hereof or as the same may be amended to the extent that such benefits are increased thereby;

        (c) The fullest benefits allowable under the law of the jurisdiction under which the Company exists at the time the Indemnifiable Event occurs or at the time Expenses are incurred by the Indemnitee; and

        (d) Such other benefits as are or may be otherwise available to Indemnitee pursuant to this Agreement, any other agreement or otherwise.

     The parties intend that combination of two or more of the benefits referred to in (a) through (d) shall be available to Indemnitee to the extent that the document or law providing for such benefits does not require that the benefits provided therein be exclusive of other benefits. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain all such benefits to which Indemnitee is entitled.

7. Liability Insurance. The rights of the Indemnitee hereunder shall also be in addition to any other rights Indemnitee may now or hereafter have under policies of insurance maintained by the Company or otherwise. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director, officer or representative.

     The Company shall maintain such insurance coverage for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a basis acceptable to the Company. In the event that such insurance becomes unavailable in the amount of the present policy limits or in the present scope of coverage at premium costs and on other terms acceptable to the Company, then the Company may forego maintenance of all or a portion



     of such insurance coverage. However, in the event of any reduction in (or cancellation of) such insurance coverage (whether voluntary or involuntary), the Company shall, and hereby agrees to, stand as a self-insurer with respect to the coverage, or portion thereof, not retained, and shall indemnify the Indemnitee against any loss arising out of the reduction in or cancellation of such insurance coverage.

8. Escrow Fund. As collateral security for its obligations hereunder (including specifically its indemnity obligations [other than Judgments] and other obligations pursuant to Sections 2,6 and 7) and under similar agreements with other directors, officers and representatives, in the event of a Change in Control, the Company shall dedicate and maintain, for a period of five years following the Change of Control, an escrow account in the aggregate of ten million dollars ($10,000,000) by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in said amount (the "Escrow Reserve"). The Company shall promptly following establishment of the Escrow Reserve provide Indemnitee with a true and complete copy of the agreement relating to the establishment and operation of the Escrow Reserve, together with such additional documentation or information with respect to the Escrow Reserve as Indemnitee may from time to time reasonably request. The Company shall promptly following establishment of the Escrow Reserve deliver an executed copy of this Agreement to the escrow agent for the Escrow Reserve to evidence to that agent that Indemnitee is a beneficiary of that Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

10. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions thereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

12. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made



     against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, article or otherwise) of the amounts otherwise indemnifiable hereunder.

13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer or representative of the Company of or any other enterprise at the Company's request.

14. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.



































Executed and effective as of this 27th day of February, 1997.


                              BELDEN INC.




                              By     /s/ C. Baker Cunningham
                              Name:  C. Baker Cunningham
                              Title:  Chairman, President and Chief
                                     Executive Officer
                              Date:

                              INDEMNITEE:




                              By     /s/ Bernard G. Rethore
                              Name:  Bernard G. Rethore
                              Title:
                              Date:




































                    INDEMNIFICATION AGREEMENT


     AGREEMENT between Belden Inc., a Delaware corporation (the "Company"), and John R. DallePezze (the "Indemnitee").

     WHEREAS, it is essential to the Company to retain and attract as directors, officers and representatives the most capable persons available; and

     WHEREAS, Indemnitee is a director, officer or representative of the Company; and

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers and representatives of public companies in today's environment; and

     WHEREAS, the Articles of Incorporation of the Company and the Delaware General Corporation Law each provide that the indemnification provided therein shall not be exclusive; and

     WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

     NOW, THEREFORE, in consideration of the premises and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        (a) Change in Control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding
     Voting Securities without the prior approval of the Board of Directors, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting

     Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

        (b) Claim shall mean any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

        (c) Expenses shall mean include all costs, expenses (including attorneys' fees) and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal) or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (d) Judgments shall mean judgments, fines, penalties and amounts paid in settlement that are paid or payable in connection with any Claim relating to any Indemnifiable Event (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing).

        (e) Indemnifiable Event shall mean any event or occurrence related to the fact that Indemnitee is or was a director, director nominee, officer or representative of the Company, or is or was serving at the request of the Company as a director, trustee, officer, employee, agent or representative of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

        (f) Reviewing Party shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special, independent counsel referred to in Section 3) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

        (g) Voting Securities shall mean any securities of the Company
     that vote      generally in the election of directors.

2.   Scope of Indemnification.

        (a) Indemnification for Judgments and Expenses. In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of)



     an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law against any and all Expenses and Judgments arising from or relating to such Claim. Except as otherwise provided in Section 2(b), such indemnification shall be made as soon as practicable, but in any event not later than thirty (30) days, after written demand therefor is presented to the Company by or on behalf of the Indemnitee.

        (b) Indemnification and Advance Payment of Expenses. Any and all Expenses and any and all expenses referred to in Section 2(c) shall be paid by the Company promptly as they are incurred by Indemnitee (any such payment of expenses by the Company is hereinafter referred to as an "Expense Advance"). Indemnitee shall be obligated, and hereby agrees, to repay the amount of Expenses so paid only to the extent that it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Company or violate the law or undertaken with reckless disregard for the best interests of the Company. Indemnitee hereby further agrees to cooperate reasonably with the Company concerning any Claim.

        (c) Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification of Expenses or Judgments or advance payment of Expenses by the Company under this Agreement or under any other agreement, the Company's articles, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events and
     (ii) recovery under any directors' and officers' liability insurance policy or policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

        (d) Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Judgments and Expenses arising from or relating to a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        (e) Indemnification of Successful Defense Expenses.
     Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.


3.   Reviewing Party Determinations.

        (a) General Rules. Notwithstanding the provisions of Section 2, the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a



     written opinion, in any case in which the special, independent counsel referred to in Section 4 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed) and any such determination by the Reviewing Party shall be modified, to the extent necessary, to conform to such final judicial determination.

        (b) Selection of Reviewing Party. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors. If there has been such a Change in Control, the Reviewing Party shall be the special, independent counsel referred to in Section 4 hereof.

        (c) Judicial Review. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantially would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

        (d) Burden of Proof. In connection with any determination by the Reviewing Party pursuant to Section 3(a), or by a court of competent jurisdiction pursuant to Section 3(c) or otherwise, as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish by clear and convincing evidence that Indemnitee is not so entitled.

4. Change in Control. The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments under this Agreement or under any other agreement, the Company's Certificate of Incorporation, statute or rule of law now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or Indemnitee within the last five years (other than in connection with such matters); provided, however, a majority of the Company's Board of Directors, which majority were directors immediately prior to such Change in Control, may waive this requirement. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.




5. No Presumption. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

6. Nonexclusivity. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may now or hereafter have to indemnification by the Company. More specifically, the Parties intend that Indemnitee shall be entitled to indemnification to the maximum extent permitted by any or all of the following:

        (a) The fullest benefits provided by the Company's
     Certificate of Incorporation and By-Laws or their equivalent of the Company in effect at the time the Indemnifiable Event occurs or at the time Expenses are incurred by Indemnitee;

        (b) The fullest benefits allowable under Delaware law in effect at the date hereof or as the same may be amended to the extent that such benefits are increased thereby;

        (c) The fullest benefits allowable under the law of the jurisdiction under which the Company exists at the time the Indemnifiable Event occurs or at the time Expenses are incurred by the Indemnitee; and

        (d) Such other benefits as are or may be otherwise available to Indemnitee pursuant to this Agreement, any other agreement or otherwise.

     The parties intend that combination of two or more of the benefits referred to in (a) through (d) shall be available to Indemnitee to the extent that the document or law providing for such benefits does not require that the benefits provided therein be exclusive of other benefits. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to obtain all such benefits to which Indemnitee is entitled.

7. Liability Insurance. The rights of the Indemnitee hereunder shall also be in addition to any other rights Indemnitee may now or hereafter have under policies of insurance maintained by the Company or otherwise. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director, officer or representative.

     The Company shall maintain such insurance coverage for so long as Indemnitee's services are covered hereunder, provided and to the extent that such insurance is available on a basis acceptable to the Company. In the event that such insurance becomes unavailable in the amount of the present policy limits or in the present scope of coverage at premium costs and on other terms acceptable to the Company, then the Company may forego maintenance of all or a portion



     of such insurance coverage. However, in the event of any reduction in (or cancellation of) such insurance coverage (whether voluntary or involuntary), the Company shall, and hereby agrees to, stand as a self-insurer with respect to the coverage, or portion thereof, not retained, and shall indemnify the Indemnitee against any loss arising out of the reduction in or cancellation of such insurance coverage.

8. Escrow Fund. As collateral security for its obligations hereunder (including specifically its indemnity obligations [other than Judgments] and other obligations pursuant to Sections 2,6 and 7) and under similar agreements with other directors, officers and representatives, in the event of a Change in Control, the Company shall dedicate and maintain, for a period of five years following the Change of Control, an escrow account in the aggregate of ten million dollars ($10,000,000) by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in said amount (the "Escrow Reserve"). The Company shall promptly following establishment of the Escrow Reserve provide Indemnitee with a true and complete copy of the agreement relating to the establishment and operation of the Escrow Reserve, together with such additional documentation or information with respect to the Escrow Reserve as Indemnitee may from time to time reasonably request. The Company shall promptly following establishment of the Escrow Reserve deliver an executed copy of this Agreement to the escrow agent for the Escrow Reserve to evidence to that agent that Indemnitee is a beneficiary of that Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery.

9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

10. Amendments. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions thereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

12. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made



     against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, article or otherwise) of the amounts otherwise indemnifiable hereunder.

13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer or representative of the Company of or any other enterprise at the Company's request.

14. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.



































Executed and effective as of this 1st day of May, 1997.


                              BELDEN INC.




                              By     /s/ C. Baker Cunningham
                              Name:  C. Baker Cunningham
                              Title:  Chairman, President and Chief
                                     Executive Officer
                              Date:

                              INDEMNITEE:




                              By     /s/ John R. DallePezze
                              Name:  John R. DallePezze
                              Title:
                              Date:


































